UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2014

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to supplement Item 9.01 of the Current Report on Form 8-K filed by McKesson Corporation (“McKesson” or the “Company”) with the Securities and Exchange Commission (“SEC”) on February 12, 2014, to include the historical financial statements of Celesio AG (“Celesio”), the acquired business, the unaudited pro forma condensed combined financial information required pursuant to Rule 3-05 and Article 11 of Regulation S-X and updated risk factors for the business acquired by McKesson.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements are filed as exhibits hereto and incorporated by reference herein:

The audited consolidated financial statements of Celesio in Euro (“EUR”) as of and for the year ended December 31, 2012 are attached hereto as Exhibit 99.1. Such consolidated financial statements of Celesio were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

The unaudited interim consolidated financial statements of Celesio (in EUR) as of and for the nine months period ended September 30, 2013 and 2012 are attached hereto as Exhibit 99.2. Such consolidated financial statements of Celesio were prepared in accordance with International Accounting Standard 34, “Interim Financial Reporting,” as issued by the International Accounting Standards Board.

The consent of Ernst & Young GmbH, Wirtschaftsprüfungsgesellschaft, Stuttgart, Germany, Celesio’s independent auditors, is attached as Exhibit 23.1 to this Form 8–K/A.

The consent of PricewaterhouseCoopers LLP is attached as Exhibit 23.2 to this Form 8–K/A. In the course of the audit of the Celesio consolidated financial statements, certain subsidiaries were audited by PricewaterhouseCoopers LLP, Milton Keynes, United Kingdom.

        (b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations for the year ended March 31, 2013 and for the nine months ended December 31, 2013, and the unaudited pro forma condensed combined balance sheet as of December 31, 2013, and the notes related thereto, are included as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young GmbH, Wirtschaftsprüfungsgesellschaft, Stuttgart, Germany, Independent Auditor.

23.2	Consent of PricewaterhouseCoopers LLP, Milton Keynes, United Kingdom, Independent Accountants.

99.1	Audited consolidated financial statements of Celesio (in EUR) as of and for the year ended December 31, 2012 prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

99.2	Unaudited interim consolidated financial statements of Celesio (in EUR) as of and for the nine months period ended September 30, 2013 and 2012 prepared in accordance with International Accounting Standard 34, “Interim Financial Reporting,” as issued by the International Accounting Standards Board.

99.3	The unaudited pro forma condensed combined statements of operations for the year ended March 31, 2013 and for the nine months period ended December 31, 2013, and the unaudited pro forma condensed combined balance sheet as of December 31, 2013, and the notes related thereto.

99.4	Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 5, 2014

McKesson Corporation

By:	/s/ James A. Beer
James A. Beer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young GmbH, Wirtschaftsprüfungsgesellschaft, Stuttgart, Germany, Independent Auditor.

23.2	Consent of PricewaterhouseCoopers LLP, Milton Keynes, United Kingdom, Independent Accountants.

99.1	Audited consolidated financial statements of Celesio (in EUR) as of and for the year ended December 31, 2012 prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

99.2	Unaudited interim consolidated financial statements of Celesio (in EUR) as of and for the nine months period ended September 30, 2013 and 2012 prepared in accordance with International Accounting Standard 34, “Interim Financial Reporting,” as issued by the International Accounting Standards Board.

99.3	The unaudited pro forma condensed combined statements of operations for the year ended March 31, 2013 and for the nine months period ended December 31, 2013, and the unaudited pro forma condensed combined balance sheet as of December 31, 2013, and the notes related thereto.

99.4	Risk Factors.